SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2002
                                                 ------------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                             33-59922
                                             33-84844
                                             33-99462
                                            333-22131
                                            333-55817
     United States of America               333-39856          02-0118519
-------------------------------           -------------    --------------------
(State or other jurisdiction of            (Commission      (I.R.S. Employer
incorporation or organization)              File No.)       Identification No.)

               295 Main Street
            Tilton, New Hampshire                                  03276
   -----------------------------------------                   --------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (603) 286-4348
                                                             -----------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 16, 2002, Providian National Bank issued a press release announcing that it has agreed to sell its interests in the Providian Master Trust to a subsidiary of J.P. Morgan Chase & Co. The press release is attached as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Item 7.  Exhibits.

     Exhibit 99.1  Press Release dated January 16, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                       PROVIDIAN MASTER TRUST

                              By:      PROVIDIAN NATIONAL BANK,
                                       Servicer


                                       By: /s/ Michael K. Riley
                                           ------------------------------
                                           Michael K. Riley
                                           Vice President

Date:  January 18, 2002

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release dated January 16, 2002.